RPg EMERGING MARKET SECTOR ROTATION FUND

a series of Northern Lights Fund Trust

Class A Shares: EMSAX

Class I Shares: EMSIX

Supplement dated October 2, 2013

to the Prospectus and Statement of Additional Information dated July 29, 2013

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The Fund's current investment policy, included under the “Principal Investment Strategies”

states that, under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus any borrowings for investment purposes, in securities of emerging market issuers via ETFs.

Effective as of December 1, 2013, the reference to ETFs in this policy is deleted.  The Fund will continue to invest in emerging market issuers; however these investments are not limited to ETFs.  Due to the limited availability of sector ETFs that satisfy the adviser's criteria for inclusion in the Fund's portfolio, the adviser believes that the continued (and perhaps increased) use of direct investments, ADRs, or swaps that deliver emerging market sector returns is in the best interests of the Fund's shareholders. Therefore, the investment policy is revised to state:  Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus any borrowings for investment purposes, in emerging market securities.  The Fund defines emerging market securities to include securities of emerging market issuers, ADRs representing securities of emerging market issuers, ETFs that invest primarily in emerging market issuers, and swap contracts on such securities.

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This Supplement, and the Prospectus and Statement of Additional Information dated July 29, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-377-5155.

Please retain this Supplement for future reference.